UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2007 (June 27, 2007)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Definitive Material Agreement.

Amended Directors’ Fee Plan

On June 27, 2007, the Board of Directors of National Penn Bancshares, Inc. approved an amendment to the Directors’ Fee Plan, as previously approved and recommended by the Compensation Committee of the Board of Directors.

                The purpose of the amendment is solely to comply with the recently issued final regulations under Section 409A of the Internal Revenue Code, as amended.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by the text of the amendment itself, which is filed in this Report as Exhibit 10.1.

Amended Executive Incentive Plan

On June 27, 2007, the Board of Directors of National Penn approved an amended and restated Executive Incentive Plan, as previously approved and recommended by the Compensation Committee of the Board of Directors.

The purposes of the amendment and restatement are to make certain design changes in the Plan as well as other changes necessary to comply with the final regulations recently issued under Section 409A of the Internal Revenue Code, as amended.  Principal changes are as follows:

•
Section 2(a) - Changed to permit persons who terminate in mid-year to receive a partial year award if termination is due to (a) death, (b) disability, (c) retirement or other voluntary termination of employment at age 60 or more, or (d) involuntary termination not for “cause”.

•
Section 5(c)(ii)  - Changed to add involuntary termination not for “cause” to (a) death, (b) disability, or    (c) retirement or other voluntary termination of employment at age 60 or later, as circumstances permitting future pay-out of mandatory deferred amounts, with interest, and the 100% “match” from National Penn.

•	Section 10(a) and (c) - Revised to provide for pro-rated awards in year in which a change-in-control (as defined in the Plan) occurs.

The foregoing description of the amended and restated Plan does not purport to be complete and is qualified in its entirety by the text of the Plan itself, which is filed in this Report as Exhibit 10.2.  Revised or new language appears in boldface type.

Section 9 – Financial Statements and Exhibits

Section 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

10.1	Amendment No. 1 to the National Penn Bancshares, Inc. Directors’ Fee Plan (Amended and Restated Effective January 1, 2005).
10.2	National Penn Bancshares, Inc. Executive Incentive Plan (Amended and Restated Effective January 1, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and Chief Executive Officer
Dated: July 2, 2007

EXHIBIT INDEX

Exhibit Number                                                                           Description

10.1	Amendment No. 1 to the National Penn Bancshares, Inc. Directors’ Fee Plan (Amended and Restated Effective January 1, 2005).
10.2	National Penn Bancshares, Inc. Executive Incentive Plan (Amended and Restated Effective January 1, 2007).